EXHIBIT 10.04


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
              BETWEEN THE REYNOLDS AND REYNOLDS COMPANY ("COMPANY")
                      AND FINBARR J. O'NEILL ("EXECUTIVE")


                                MATERIAL TERMS

I.   POSITION                   -  Chief Executive Officer and President
                                   ("Executive")


II.  START DATE/TERM            -  August 7, 2006 - January 31, 2008, with
                                   automatic one-year extensions commencing at expiration of original term unless notice is given by either party 180 days prior to termination of the current term

III. BASE SALARY                -  $750,000 (pro rated for partial years)


IV.  ANNUAL BONUS               -  Target annual bonus of 70% of base salary
                                   with a maximum bonus of 140% of base salary

V.   ADDITIONAL MATTERS         -  A.  Participation in Company benefit plans
                                       and programs

                                   B.  $14,000/year car allowance

                                   C.  $1,500/year reimbursement for medical
                                       exams

                                   D.  $6,000/year for estate/tax planning

                                   E.  $1,500/year for health club fees

                                   F.  Participation in all qualified and
                                       nonqualified retirement plans which are
                                       available to senior officers

                                   G. Supplemental executive retirement plan to provide additional benefits upon retirement of 4% of average annual compensation multiplied by Executive's years of service

VI.  SEVERANCE BENEFITS PRIOR   -  A.  TERMINATION FOR GOOD REASON/WITHOUT CAUSE
     TO A CHANGE IN CONTROl
                                       If Executive terminates employment for
                                       good reason or the Company terminates
                                       Executive's employment without cause,
                                       Executive will be entitled to receive:

                                           1) pro-rata target bonus for the
                                              year in which termination occurs
                                           2) 2x annual salary
                                           3) 2x higher of target bonus or
                                               three-year average annual bonus
                                           4) 2 years medical benefits
                                           5) 2 additional years of deemed
                                              service for supplemental
                                              retirement plan


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                                           6) full vesting of stock options or
                                              time-based restricted stock awards
                                              and determination of vesting under
                                              any performance-based restricted
                                              stock awards pursuant to the
                                              provisions of applicable plans (in
                                              the case of good reason
                                              termination only)

                                   B.  TERMINATION FOR CAUSE

                                       If the Company terminates Executive's
                                       employment for cause, Executive will be
                                       entitled to receive:

                                           1) Accrued obligations and any
                                              benefits under the pension plan
                                              and supplemental pension plan

                                   C.  DISABILITY

                                       If Executive's employment is terminated
                                       due to disability, Executive will be
                                       entitled to receive:

                                           1) pro-rata target bonus for the year
                                              in which termination occurs

                                           2) annual disability benefit equal to
                                              90% of base salary

                                           3) 2 additional years of deemed
                                              service for supplemental
                                              retirement plan

                                           4) full vesting of stock options or
                                              time-based restricted stock awards
                                              and determination of vesting under
                                              any performance-based restricted
                                              stock awards pursuant to the
                                              provisions of applicable plans

VII. CHANGE IN CONTROL
     SEVERANCE BENEFITS         -  If Executive terminates employment for good
                                   reason or executive's employment is
                                   terminated by the Company (other than for disability or cause) during the two-year period following (or prior to and in connection with) a change in control of the
                                   Company:

                                   A.  Executive will be entitled to receive:

                                           1) pro-rata target bonus for the
                                              year in which termination occurs
                                           2) 2.99x annual salary (at higher
                                              of level upon termination event
                                              or immediately prior to change in
                                              control)
                                           3) 2.99x higher of target bonus or
                                              three-year average annual bonus


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                                           4) 3 years medical benefits
                                           5) 3 additional years of service for
                                              supplemental retirement plan
                                           6) outplacement services (up to
                                              $20,000)

                                   B. Any applicable performance-based vesting goals with respect to stock-based awards granted to Executive will be deemed
                                       100% met and all stock-based awards will vest in full, in each case immediately prior to the occurrence of the change in control.

                                   C.  Executive will not be subject to any
                                       non-compete.

                                   D. Executive will be entitled to a gross-up for excise tax on excess parachute payments, subject to a 10% "cut-back" (i.e., change in control payments will be reduced below the 280G safe harbor if the total parachute value of CIC payments are less than 10% in excess of the 280G safe harbor).

                                   E.  Executive will have no duty to seek or
                                       gain new employment after termination,
                                       and no mitigation (other than for health and welfare benefits from new employer) will apply.

                                   F.  Company will be obligated to reimburse
                                       Executive for any legal fees incurred in connection with contesting Executive's rights under the agreement, subject to reimbursement in the case of a bad faith claim.

                                   G.  Rights under the Company's relocation
                                       policy will become irrevocable.

                                   H.  The Company and Universal Computer
                                       System Holding, Inc. ("UCS") have
                                       acknowledged in writing that the
                                       completion of the proposed merger between the Company and UCS will constitute good reason under Executive's amended and restated employment agreement.